UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2016

Annual Report
to Shareholders

Deutsche Emerging Markets Frontier Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

12 Performance Summary

14 Investment Portfolio

18 Statement of Assets and Liabilities

20 Statement of Operations

21 Statement of Changes in Net Assets

22 Financial Highlights

26 Notes to Financial Statements

36 Report of Independent Registered Public Accounting Firm

37 Information About Your Fund's Expenses

38 Tax Information

39 Advisory Agreement Board Considerations and Fee Evaluation

44 Board Members and Officers

49 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The risks of investing in emerging-market countries are magnified in frontier market countries and may include the potential for extreme price volatility and illiquidity. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. These risks may be magnified by government ownership or control, trade barriers, exchange controls, protectionist measures, and relatively new and unsettled securities laws. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because these companies’ earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), the stocks tend to be less liquid, companies may be newly formed or in the early stages of development, less public information may be available about these companies and they may trade less frequently. Small-company stocks tend to be more volatile than medium-sized or large-company stocks. Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 13 for more complete performance information.

Investment Process

Portfolio management uses a four-step management process. In the first step, portfolio management assesses the general outlook for frontier market and small emerging market securities at a macroeconomic level. The key drivers of this outlook are growth, valuation and market sentiment. This process is then applied at individual country and sector levels to determine country and sector weightings. In the second step, portfolio management performs a bottom-up fundamental analysis of the companies in the designated countries and sectors (i.e., an analysis of the salient attributes of the various individual companies), resulting in recommended securities for the designated countries and sectors and corresponding target prices for those securities. In the third step, portfolio management constructs the fund’s portfolio, weighting individual securities based on management’s assessments and setting individual country and sector market exposure based on management’s outlook. In the fourth and final step, portfolio management actively monitors the fund’s portfolio, including an ongoing assessment of the portfolio’s risks.

The fund returned 7.55% during the 12-month period ended August 31, 2016, outperforming the 5.10% return of its benchmark, the MSCI Frontier Emerging Markets Index.

Despite a difficult start, the frontier markets closed in positive territory on the strength of their rally from mid-February onward. In the first half of the period, the asset class lost ground as concerns about global growth, falling commodity prices and the potential for the U.S. Federal Reserve Board (the Fed) to raise rates several times in 2016 put pressure on higher-risk segments of the financial markets. The investment environment shifted for the better midway through the first calendar quarter of 2016, however, after the world’s major central banks enacted highly accommodative policy shifts. This development sparked a rally in commodity prices and fueled renewed investor demand for riskier assets. Together with signs of improving economic conditions across the developing world, the recovery in investor sentiment led to large cash inflows into the emerging equity markets. While the frontier markets participated in this trend, they gained a lesser benefit from investment flows than the largest, most liquid markets. As a result, the benchmark finished behind the 11.83% gain of the MSCI Emerging Markets Index, which gauges the returns of the larger countries in the category.

"We continue to employ an active, research-driven approach to identify what we believe to be fast-growing, undervalued companies in countries that feature fiscal strength, political stability and sustainable drivers of long-term growth."

Fund Performance

Both country allocations and individual stock selection contributed to the fund’s outperformance relative to the benchmark.

With regard to the former, our zero weighting in Nigeria — which posted the worst return of all countries in the index during the period — made the largest contribution to performance. In mid-June, Nigeria elected to abandon the peg between its currency (the naira) and the U.S. dollar, allowing market forces to drive the exchange rate. The naria declined over 35% as a result, leading to an equivalent downturn in the dollar value of the country’s stock market. We believe our decision to avoid Nigeria helps illustrate the potential benefit of our top-down approach to country allocation.

Fund performance was also aided by our positioning in the Middle East region, highlighted by an underweight in Kuwait* and an overweight in the United Arab Emirates (UAE). The UAE has a more diversified economy — and thus less energy sensitivity — than other Middle Eastern countries, which has provided it with a stronger fundamental foundation. As a result, the UAE has been one of our preferred ways to achieve exposure to the region. An overweight position in Argentina was an additional positive. The country has settled the long-standing litigation surrounding a past debt default, which allowed both the Argentinean government and the nation’s corporations to regain access the capital markets. These favorable developments helped Argentina finish the annual period as one of the best-performing countries within the benchmark.

* No securities were held under this country as of August 31, 2016.

Not all aspects of our country positioning added value, as overweight positions in South Africa* and Jordan both detracted. On balance, however, our top-down allocation process provided a substantial boost to returns in the past 12 months.

* No securities were held under this country as of August 31, 2016.

Stock selection also had a positive impact on returns, with our strongest results occurring in the consumer staples and financial sectors. Grupo Financiero Galicia SA, one of the leading financial services companies in Argentina — and thus a beneficiary of the renewed optimism about the country’s economy — was the top individual contributor to performance. NMC Healthcare PLC, the largest private health care provider in the United Arab Emirates, further aided results. The stock was boosted by investors’ favorable reaction to its expansion plans. Positions in Cebu Air, Inc. (Philippines), Minor International PLC (Thailand) and Century Pacific Food, Inc. (Philippines) also had a meaningful, positive impact on performance.

Our underweight position in SM Investments Corp., the largest shopping mall and retail operator in the Philippines, was the most significant detractor. Since the stock is viewed as a proxy for the country’s economy, the improving outlook for the Philippines provided a meaningful tailwind. It should be noted that despite the underweight in SM Prime, our large weighting in the Philippines enabled the fund to participate in the market’s relative strength. Hikma Pharmaceuticals PLC, which is based in the United Kingdom but earns the majority of its revenues in the Middle East, also detracted from results. The company experienced difficulties in closing on one of its acquisitions, which pressured its stock price midway through the reporting period. Aspen Pharmacare Holdings Ltd.* (South Africa), ABS-CBN Holdings Corp (Philippines) and MTN Group Ltd.* (South Africa) were additional detractors of note.

* Not held in the portfolio as of August 31, 2016.

The fund’s performance was hurt by our decision to maintain an above-average cash position, which prevented us from fully benefiting from the rising market. Fortunately, we overcame this shortfall through the strength of our individual stock selection. Our decision to hold cash reflects our desire to have some "dry powder" on hand to capitalize on values that may be created by unexpected market volatility.

Outlook and Positioning

At the close of the period, the fund held its largest overweight positions in Argentina, the United Arab Emirates and Thailand. Its most significant underweights were in four countries in which the fund held no position; Kuwait, Morocco, Nigeria and Kenya. On a sector basis, the fund was overweight in health care, consumer discretionary, consumer staples and financials, while the slower-growing telecommunications services segment represented its most sizable underweight.

At times, we use exchange-traded funds (ETFs) to gain exposure to markets where we see favorable top-down trends, but where liquidity constraints create challenges to investing in individual stocks. Accordingly, Global X MSCI Pakistan ETF Company and VanEck Vectors Vietnam ETF were both top-ten holdings in the fund as of August 31, 2016.

We believe the frontier markets offer a wide opportunity set for investors. At a time in which the world’s developed economies are experiencing sluggish growth, we believe many frontier countries are on track for healthy expansion — meaning that there is a wide latitude for active managers to identify companies with above-average earnings growth potential. Nevertheless, many frontier-market companies are trading at very attractive valuations vs. their peers in the developed markets and the more established countries within the emerging world. One reason for this disconnect is that the frontier markets aren’t as heavily followed by the global research community as other regions, which helps create inefficiencies among individual stocks. With this as background, we continue to employ an active, research-driven approach to identify what we believe to be fast-growing, undervalued companies in countries that feature fiscal strength, political stability and sustainable drivers of long-term growth.

Ten Largest Equity Holdings at August 31, 2016 (33.4% of Net Assets)	Country	Percent
1. Global X MSCI Pakistan ETF Company Exchange-traded fund focused exclusively on Pakistan	Pakistan	4.0%
2. BDO Unibank, Inc. Full-service universal bank	Philippines	3.8%
3. VanEck Vectors Vietnam ETF Exchange-traded fund focused exclusively on Vietnam	Vietnam	3.7%
4. Credicorp Ltd. Provider of a full range of financial services	Peru	3.7%
5. SM Investments Corp. An investment holding company	Philippines	3.2%
6. GT Capital Holdings, Inc. An investment holding company	Philippines	3.2%
7. Grupo Financiero Galicia SA Financial services holding company	Argentina	3.1%
8. Commercial International Bank Egypt SAE Provides a range of financial services	Egypt	3.0%
9. International Container Terminal Services, Inc. Provides containerized cargo handling services	Philippines	3.0%
10. Century Pacific Food, Inc. Operates as the largest canned food company	Philippines	2.7%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 49 for contact information.

Portfolio Management Team

Sean Taylor, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Global Head of Emerging Markets Equities: Hong Kong.

— Joined Deutsche Asset Management in 2013 with 21 years of industry experience. Prior to his current role, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.

— MBA, Manchester Business School.

Andrew Beal, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Deputy Head of Emerging Market Equities: London.

— Joined Deutsche Asset Management in 2014 with 21 years of prior industry experience. Prior to joining, he was responsible for emerging markets investments at Schroders, Nicolas Applegate and Henderson Global Investors.

— BSc in Economics and Politics from University of Bath.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) Frontier Emerging Markets Index is a free-float-adjusted market-capitalization index which includes 161 constituents from the following countries: Argentina, Bahrain, Bangladesh, Bulgaria, Colombia, Croatia, Estonia, Egypt, Jordan, Kenya, Kuwait, Kazakhstan, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Peru, Philippines, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia and Vietnam.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

Performance Summary August 31, 2016 (Unaudited)

Class A	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	7.55%	–9.39%
Adjusted for the Maximum Sales Charge (max 5.75% load)	1.24%	–12.12%
MSCI Frontier Emerging Markets Index†	5.10%	–14.32%
Class C	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	6.82%	–10.07%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	6.54%	–10.07%
MSCI Frontier Emerging Markets Index†	5.10%	–14.32%
Class S	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/16
No Sales Charges	7.80%	–9.17%
MSCI Frontier Emerging Markets Index†	5.10%	–14.32%
Institutional Class	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/16
No Sales Charges	7.92%	–9.11%
MSCI Frontier Emerging Markets Index†	5.10%	–14.32%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2015 are 6.23%, 7.04%, 6.15% and 5.79% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Emerging Markets Frontier Fund — Class A ■ MSCI Frontier Emerging Markets Index†

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on September 23, 2014.

† The MSCI Frontier Emerging Markets Index is a free-float-adjusted market-capitalization index which includes 161 constituents from the following countries: Argentina, Bahrain, Bangladesh, Bulgaria, Colombia, Croatia, Estonia, Egypt, Jordan, Kenya, Kuwait, Kazakhstan, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Peru, Philippines, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia and Vietnam.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/16	$ 8.26	$ 8.15	$ 8.29	$ 8.31
8/31/15	$ 7.68	$ 7.63	$ 7.69	$ 7.70

Investment Portfolio as of August 31, 2016

	Shares	Value ($)

Common Stocks 83.8%
Argentina 12.3%
Adecoagro SA*	7,134	71,697
BBVA Banco Frances SA (ADR)	2,875	57,931
Grupo Financiero Galicia SA (ADR)	3,933	117,046
Grupo Supervielle SA (ADR)*	4,045	56,873
Pampa Energia SA (ADR)*	2,854	71,521
YPF SA (ADR)	5,286	89,809
(Cost $432,539)		464,877
Cambodia 1.2%
NagaCorp Ltd. (Cost $48,118)	65,500	46,354
Chile 3.3%
Cencosud SA (ADR)	9,661	84,341
Enersis Americas SA (ADR)	4,552	37,918
(Cost $118,302)		122,259
Colombia 7.7%
Bancolombia SA (ADR)	1,627	63,892
Ecopetrol SA (ADR)*	7,596	67,301
Grupo Aval Acciones y Valores (ADR)	6,972	58,635
Grupo de Inversiones Suramericana SA	7,561	98,293
(Cost $343,764)		288,121
Egypt 3.0%
Commercial International Bank Egypt SAE (ADR) (Cost $109,412)	27,106	114,658
Indonesia 1.1%
PT Cikarang Listrindo Tbk 144A* (Cost $39,556)	354,100	40,042
Jordan 1.5%
Hikma Pharmaceuticals PLC (Cost $58,847)	2,000	56,203
Luxembourg 1.0%
Globant SA* (Cost $38,612)	987	38,542
Peru 9.4%
Cia de Minas Buenaventura SAA (ADR)*	3,093	38,229
Credicorp Ltd.	899	140,855
InRetail Peru Corp. 144A*	3,960	75,240
Southern Copper Corp.	3,897	100,621
(Cost $323,191)		354,945
Philippines 32.2%
ABS-CBN Holdings Corp. (PDR)	52,550	56,616
Ayala Land, Inc.	64,500	53,294
BDO Unibank, Inc.	57,760	141,688
Cebu Air, Inc.	29,200	74,261
CEMEX Holdings Philippines, Inc. 144A*	226,000	59,077
Century Pacific Food, Inc.	277,800	101,950
Globe Telecom, Inc.	730	30,864
GT Capital Holdings, Inc.	3,615	119,091
International Container Terminal Services, Inc.	62,930	113,448
Jollibee Foods Corp.	6,530	34,335
Metro Pacific Investments Corp.	522,600	77,613
PLDT, Inc.	920	36,054
Robinsons Land Corp.	142,500	97,559
SM Investments Corp.	8,190	119,524
Universal Robina Corp.	24,230	97,242
(Cost $1,131,894)		1,212,616
Singapore 1.0%
Jardine Cycle & Carriage Ltd. (Cost $32,309)	1,200	37,433
Thailand 5.0%
BTS Group Holdings PCL (NVDR)	139,000	36,341
Minor International PCL (NVDR)	54,500	64,945
Siam Cement PCL (NVDR)	5,700	87,273
(Cost $163,709)		188,559
United Arab Emirates 5.1%
Emaar Properties PJSC	50,838	98,269
NMC Health PLC	5,361	95,389
(Cost $152,543)		193,658
Total Common Stocks (Cost $2,992,796)		3,158,267

Participatory Notes 3.4%
Saudi Arabia
Samba Financial Group (issuer Merrill Lynch International), Expiration Date 3/2/2017	8,672	42,361
Saudi Basic Industries Corp. (issuer Merrill Lynch International), Expiration Date 3/2/2017	3,830	84,363
Total Participatory Notes (Cost $157,410)		126,724

Exchange-Traded Funds 7.7%
Pakistan 4.0%
Global X MSCI Pakistan ETF (Cost $124,633)	9,650	149,845
Vietnam 3.7%
VanEck Vectors Vietnam ETF (Cost $165,743)	9,280	140,870
Total Exchange-Traded Funds (Cost $290,376)		290,715

Cash Equivalents 3.7%
Deutsche Central Cash Management Government Fund, 0.38% (a) (Cost $141,180)	141,180	141,180

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,581,762)†	98.6	3,716,886
Other Assets and Liabilities, Net	1.4	51,702
Net Assets	100.0	3,768,588

* Non-income producing security.

† The cost for federal income tax purposes was $3,583,864. At August 31, 2016, net unrealized appreciation for all securities based on tax cost was $133,022. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $360,084 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $227,062.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

MSCI: Morgan Stanley Capital International

NVDR: Non-Voting Depository Receipt

PDR: Philippine Depositary Receipt

PJSC: Public Joint Stock Company

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Argentina	$ 464,877	$ —	$ —	$ 464,877
Cambodia	46,354	—	—	46,354
Chile	122,259	—	—	122,259
Colombia	288,121	—	—	288,121
Egypt	114,658	—	—	114,658
Indonesia	40,042	—	—	40,042
Jordan	56,203	—	—	56,203
Luxembourg	38,542	—	—	38,542
Peru	354,945	—	—	354,945
Philippines	1,212,616	—	—	1,212,616
Singapore	37,433	—	—	37,433
Thailand	188,559	—	—	188,559
United Arab Emirates	193,658	—	—	193,658
Participatory Notes	126,724	—		126,724
Exchange-Traded Funds (b)	290,715	—	—	290,715
Short-Term Investments	141,180	—	—	141,180
Total	$ 3,716,886	$ —	$ —	$ 3,716,886

As a result of the fair valuation model utilized by the Fund, certain international equity securities transferred from Level 2 to Level 1. During the period ended August 31, 2016, the amount of transfers between Level 2 and Level 1 was $1,291,354.

Transfers between price levels are recognized at the beginning of the reporting year.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

 Statement of Assets and Liabilities

as of August 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $3,440,582)	$ 3,575,706
Investment in Deutsche Central Cash Management Government Fund (cost $141,180)	141,180
Total investments in securities, at value (cost $3,581,762)	3,716,886
Foreign currency, at value (cost $107,463)	107,360
Dividends receivable	4,285
Interest receivable	100
Due from Advisor	20,245
Other assets	32,860
Total assets	3,881,736
Liabilities
Payable for investments purchased	38,612
Accrued Directors' fees	526
Accrued professional fees	55,784
Other accrued expenses and payables	18,226
Total liabilities	113,148
Net assets, at value	$ 3,768,588
Net Assets Consist of
Net investment loss	(13,001)
Net unrealized appreciation (depreciation) on: Investments	135,124
Foreign currency	(103)
Accumulated net realized gain (loss)	(462,356)
Paid-in capital	4,108,924
Net assets, at value	$ 3,768,588

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($443,867 ÷ 53,744 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 8.26
Maximum offering price per share (100 ÷ 94.25 of $8.26)	$ 8.76

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($67,009 ÷ 8,226 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 8.15
Class S Net Asset Value, offering and redemption price(a) per share ($1,176,787 ÷ 141,917 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 8.29
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,080,925 ÷ 250,523 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 8.31

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,105)	$ 41,402
Income distributions — Deutsche Central Cash Management Government Fund	1,244
Total income	42,646
Expenses: Management fee	44,098
Administration fee	3,150
Services to shareholders	2,313
Distribution and service fees	999
Custodian fee	18,792
Professional fees	79,381
Reports to shareholders	28,419
Registration fees	53,598
Directors' fees and expenses	2,117
Other	5,326
Total expenses before expense reductions	238,193
Expense reductions	(173,088)
Total expenses after expense reductions	65,105
Net investment income (loss)	(22,459)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(122,393)
Foreign currency	(3,753)
(126,146)
Change in net unrealized appreciation (depreciation) on: Investments	431,377
Foreign currency	1,109
432,486
Net gain (loss)	306,340
Net increase (decrease) in net assets resulting from operations	$ 283,881

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2016	Period Ended August 31, 2015*

Operations: Net investment income (loss)	$ (22,459)	$ (368)
Net realized gain (loss)	(126,146)	(343,316)
Change in net unrealized appreciation (depreciation)	432,486	(297,465)
Net increase (decrease) in net assets resulting from operations	283,881	(641,149)
Fund share transactions: Proceeds from shares sold	1,654,073	722,617
Payments for shares redeemed	(297,891)	(522,143)
Net increase (decrease) in net assets from Fund share transactions	1,356,182	200,474
Increase (decrease) in net assets	1,640,063	(440,675)
Net assets at beginning of period	2,128,525	2,569,200**
Net assets at end of year (including net investment loss of $13,001 and $3,721, respectively)	$ 3,768,588	$ 2,128,525

* For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

** Initial capital

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Year Ended 8/31/16	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 7.68	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	.01
Net realized and unrealized gain (loss)	.65	(2.33)
Total from investment operations	.58	(2.32)
Net asset value, end of period	$ 8.26	$ 7.68
Total Return (%)[c,d]	7.55	(23.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	444	98
Ratio of expenses before expense reductions (%)	7.82	6.20*
Ratio of expenses after expense reductions (%)	2.25	2.25*
Ratio of net investment income (loss) (%)	(.90)	.14*
Portfolio turnover rate (%)	47	37**

[a] For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C	Year Ended 8/31/16	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 7.63	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	(.08)
Net realized and unrealized gain (loss)	.64	(2.29)
Total from investment operations	.52	(2.37)
Net asset value, end of period	$ 8.15	$ 7.63
Total Return (%)[c,d]	6.82	(23.70)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	67	34
Ratio of expenses before expense reductions (%)	8.73	7.01*
Ratio of expenses after expense reductions (%)	3.00	3.00*
Ratio of net investment income (loss) (%)	(1.63)	(.99)*
Portfolio turnover rate (%)	47	37**

[a] For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S	Year Ended 8/31/16	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 7.69	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.01)
Net realized and unrealized gain (loss)	.65	(2.30)
Total from investment operations	.60	(2.31)
Net asset value, end of period	$ 8.29	$ 7.69
Total Return (%)[c]	7.80	(23.10)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,177	68
Ratio of expenses before expense reductions (%)	7.59	6.12*
Ratio of expenses after expense reductions (%)	2.10	2.10*
Ratio of net investment income (loss) (%)	(.71)	(.09)*
Portfolio turnover rate (%)	47	37**

[a] For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Institutional Class	Year Ended 8/31/16	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 7.70	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.00)***
Net realized and unrealized gain (loss)	.66	(2.30)
Total from investment operations	.61	(2.30)
Net asset value, end of period	$ 8.31	$ 7.70
Total Return (%)[c]	7.92	(23.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2
Ratio of expenses before expense reductions (%)	7.48	5.76*
Ratio of expenses after expense reductions (%)	2.00	2.00*
Ratio of net investment income (loss) (%)	(.66)	(.01)*
Portfolio turnover rate (%)	47	37**

[a] For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Emerging Markets Frontier Fund (the "Fund") is a diversified series of Deutsche International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), ETFs, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At August 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $461,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($343,000) and long-term losses ($118,000). In addition, the Fund elects to defer approximately $13,000 of net ordinary losses and treat them as arising in the fiscal year ending August 31, 2017.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (461,000)
Net unrealized appreciation (depreciation) on investments	$ 133,022

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended August 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $2,734,308 and $1,266,187, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Effective October 1, 2015, Deutsche Asset Management (Hong Kong) Limited (DeAM HK), an affiliate of DIMA, was appointed to serve as a subadvisor to the Fund. Effective as of such date, DeAM HK and the Fund's current subadvisor, Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), an affiliate of DIMA and DeAM HK, serve as subadvisors with respect to the investment and reinvestment of assets of the Fund, and are paid by the Advisor for their services. DeAM HK and DAAM Global coordinate and cooperate with one another with respect to the management of the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays an annual management fee (exclusive of any applicable waivers/reimbursements) of 1.40% based on the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from September 1, 2015 to November 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	2.25%
Class C	3.00%
Class S	2.10%
Institutional Class	2.00%

For the year ended August 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 19,411
Class C	2,258
Class S	46,241
Institutional Class	105,178
$ 173,088

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2016, the Administration Fee was $3,150, of which $325 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2016
Class A	$ 173	$ 46
Class C	97	21
Class S	278	84
Institutional Class	80	20
	$ 628	$ 171

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2016, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2016
Class C	$ 295	$ 40

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2016	Annual Rate
Class A	$ 619	$ 215.18%
Class C	85	50.22%
	$ 704	$ 265

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2016, aggregated $257.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2016, there was no CDSC for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $19,453, of which $6,471 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Investing in Frontier Markets

Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity — economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2016.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2016, DIMA held approximately 56% of the outstanding shares of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2016		Period Ended August 31, 2015*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	45,659	$ 348,614	28,940	$ 257,706
Class C	3,803	30,276	1,923	16,875
Class S	165,723	1,275,183	6,692	62,001
Institutional Class	—	—	43,505	386,035
		$ 1,654,073		$ 722,617
Shares redeemed
Class A	(4,637)	$ (36,132)	(18,718)	$ (153,742)
Class S	(32,672)	(261,759)	(326)	(2,940)
Institutional Class	—	—	(42,402)	(365,461)
		$ (297,891)		$ (522,143)
Net increase (decrease)
Class A	41,022	$ 312,482	10,222	$ 103,964
Class C	3,803	30,276	1,923	16,875
Class S	133,051	1,013,424	6,366	59,061
Institutional Class	—	—	1,103	20,574
		$ 1,356,182		$ 200,474
Initial capital
Class A	—	$ —	2,500	$ 25,000
Class C	—	—	2,500	25,000
Class S	—	—	2,500	25,000
Institutional Class	—	—	249,420	2,494,200
		$ —		$ 2,569,200

* For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche International Fund, Inc. and the Shareholders of Deutsche Emerging Markets Frontier Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Emerging Markets Frontier Fund (one of the Funds constituting Deutsche International Fund, Inc.) (the Fund) as of August 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Emerging Markets Frontier Fund (one of the funds constituting the Deutsche International Fund, Inc.) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 25, 2016

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2016 to August 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 1,161.70	$ 1,156.30	$ 1,162.50	$ 1,163.90
Expenses Paid per $1,000*	$ 12.23	$ 16.26	$ 11.52	$ 10.88
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 1,013.83	$ 1,010.05	$ 1,014.48	$ 1,015.08
Expenses Paid per $1,000*	$ 11.39	$ 15.16	$ 10.74	$ 10.13

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Emerging Markets Frontier Fund	2.25%	3.00%	2.12%	2.00%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337

Advisory Agreement Board Considerations and Fee Evaluation

In September 2015, the Board of Directors approved the renewal of Deutsche Emerging Markets Frontier Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and approved an amended and restated sub-advisory agreement ("DAAM Global Sub-Advisory Agreement") between DIMA and Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), an affiliate of DIMA, and a new sub-advisory agreement ("DeAM HK Sub-Advisory Agreement" and together with the Agreement and the DAAM Global Sub-Advisory Agreement, the "Agreements") between DIMA and Deutsche Asset Management (Hong Kong) Limited ("DeAM HK"), an affiliate of DIMA.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s fees and expenses and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— With respect to the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement, the Board considered that DIMA and the Fund have received an Exemptive Order from the Securities and Exchange Commission permitting DIMA, subject to the approval of the Board, to hire and replace unaffiliated and affiliated sub-advisors and to materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisors, each without obtaining shareholder approval.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA, DAAM Global and DeAM HK are part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s, DAAM Global’s and DeAM HK’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided or to be provided under the Agreements. The Board noted that, under the Agreements, DIMA, DAAM Global and DeAM HK provide or will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board noted that the current portfolio management team would remain the same under the Agreements. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisers, including DAAM Global and DeAM HK. Because the Fund commenced operations in September 2014, only limited Fund performance information was available to the Board as part of its 2015 contract review process.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). With respect to the sub-advisory fee paid to DAAM Global and to be paid to DeAM HK, respectively, the Board noted that such fee is paid or will be paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM manages Deutsche Europe funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement and the approval of the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. With respect to the Agreement, the Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement or to approve the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DEFAX	DEFCX	DEFSX	DEFWX
CUSIP Number	25156G 632	25156G 624	25156G 590	25156G 616
Fund Number	1006	1306	2006	1406

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche emerging markets frontier fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$46,961	$0	$8,000	$0
2015	$30,720	$0	$8,000	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$539,941	$49,243
2015	$0	$498,574	$3,642,017

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$8,000	$589,184	$595,469	$1,192,653
2015	$8,000	$4,140,591	$880,336	$5,028,927

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas, Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships effect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Emerging Markets Frontier Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 28, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 28, 2016